UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       May 9, 2006
                                                ------------------------------



                          Washington Federal, Inc.
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          (Exact name of registrant as specified in its charter)




  Washington                           0-25454                     91-1661606
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)




425 Pike Street, Seattle, Washington                                 98101
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(Address of principal executive offices)                           (Zip Code)




Registrant's telephone number, including area code       (206) 624-7930
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                              Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 7.01.   Regulation FD Disclosure
             -------------

Washington Federal to Present at Upcoming Investor Conference


SEATTLE: Washington Federal, Inc. (NASDAQ: WFSL) Executive Vice
Preseident & Secretary, Ed Hedlund together with Brent Beardall its Senior Vice President & CFO will present at D.A. Davidson's
8th Annual Financial Services Investor Conference on
Wednesday, May 10, 2006 in Seattle.

The presentation is scheduled to be held at 10:30 a.m.
Pacific Time at Seattle's Bell Harbor Conference Center.

The presentation will be posted on the Company's website www.washingtonfederal.com following the presentation.

Headquartered in Seattle, Washington since 1917, Washington
Federal provides loans secured by residential real estate, along with checking, savings, money market accounts and certificates of deposit. The company operates 122 branches located in the seven western states.



                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  WASHINGTON FEDERAL, INC.



Dated: May 9, 2006                By:      /s/ Brent J. Beardall
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                                           Brent J. Beardall
                                           Senior Vice President and
                                           Chief Financial Officer